02:53:51 PM                                             EXHIBIT 99.1


                      MBNA MASTER CREDIT CARD TRUST 93-2

                           KEY PERFORMANCE FACTORS
                                      July, 1996



        Scheduled Maturity                                        1/15/97


        Coupon                                                    5.6500%


        Excess Protection Level
          3 Month Average                                           8.03%
        July, 1996                                                  7.98%
        June, 1996                                                  8.45%
        May, 1996                                                   7.66%


        Cash Yield                                                 21.00%


        Investor Charge Offs                                        4.68%


        Base Rate                                                   8.34%


        Over 35 Day Delinquency                                     4.46%


        Seller's Interest                                          23.33%


        Total Payment Rate                                         10.80%


        Total Principal Balance                         $8,999,464,467.14


        Investor Participation Amount                     $500,000,000.02


        Seller Participation Amount                     $2,099,464,467.11